Exhibit 99(a)

July 25- 26, 2002 The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. All statements contained or incorporated in this presentation which address operating performance, events or developments that we expect or anticipate may occur in the future (including statements relating to future sales or earnings expectations, savings expected as a result of our global restructurings or other initiatives, portfolio restructuring plans, volume growth, awarded sales contracts and earnings per share expectations or statements expressing general optimism about future operating results) are forward-looking statements. These statements are made on the basis of management's views and assumptions; as a result, there can be no assurance that management's expectations will necessarily come to pass. Principal important factors, risks and uncertainties which may cause actual results to differ from those expressed in our forward-looking statements include: our ability to increase non-GM sales and achieve the labor benefits expected from our separation from GM; our ability to retain GM business; potential increases in our warranty costs; our ability to successfully implement our global restructuring plans, including our planned 2002 portfolio restructuring; our ability to successfully implement our new markets initiative and achieve the benefits anticipated by such strategy; our ability to enter into definitive agreements to sell or wind down our generator and instrumentation businesses and make satisfactory arrangements with respect to antitrust matters, the labor force, customers of such businesses and other matters; changes in economic conditions, currency exchange rates or political environment in the markets in which we operate; the impact of possible terrorist attacks which could exacerbate other risks to our business such as incremental costs, slowed production or interruptions in the transportation system; financial or market declines of our customers or significant business partners; labor disruptions or material shortages; the level of competition in the markets in which we operate; the cyclical nature of the automobile industry, including significant downturns in the automobile production rate; costs relating to legal and administrative proceedings; changes in laws or regulations affecting our business; our ability to realize cost savings expected to offset price reductions; our ability to make pension and other post- retirement payments at levels anticipated by management; our ability to protect and assert patent and other intellectual property rights; our ability to successfully exit non-performing businesses and absorb contingent liabilities related to divestitures and facility closures; our ability to complete and integrate acquisitions; changes in technology and technological risks; our ability to provide high quality products at competitive prices, to develop new products to meet changing consumer preferences and to meet changing vehicle manufacturers' supply requirements on a timely, cost-effective basis; and other factors, risks and uncertainties discussed in our annual report on Form 10-K for the year ended December 31, 2001 and other filings with the Securities and Exchange Commission. Delphi does not intend or assume any obligation to update any of these forward-looking statements. All of the audio and visual content of this conference is copyrighted and is the property of Delphi. Delphi is recording this conference and no other recording, reproduction, transcription or distribution of any aspect of this conference is permitted without the express written consent of Delphi. Your continued participation in this conference constitutes your consent to having your participation recorded by Delphi.'

Delphi Overview

Total Delphi Europe & Middle East Asia Pacific U.S. & Canada Mexico & South America Manufacturing sites: Employment: Joint ventures: Technical centers: 179 191,000 42 32 Manufacturing sites: Employment: Joint ventures: Technical centers: 64 44,900 10 10 Manufacturing sites: Employment: Joint ventures: Technical centers: 19 5,300 18 4 Manufacturing sites: Employment: Joint ventures: Technical centers: 49 61,900 5 14 Manufacturing sites: Employment: Joint ventures: Technical centers: 47 78,900 9 4 As of 6/30/02 Global Presence

Pro Forma Income Statement $ Millions 6 mo. '02(1) CY '01(1)(2) CY '00(2)(3) Sales 14,010 26,088 29,139 Operating Income 612 518 1,744 Net Income 343 220 1,094 Net Margin 2.4% 0.8% 3.8% EPS(4) 0.61(5) 0.40(6) 1.94 (1) Excludes net restructuring, impairment and other charges of $262 million ($174 million after-tax) in Q1 '02 & $872 million ($590 million after-tax) in CY '01 (2) Income statement data for 2000 and 2001 is not restated for the impact of FASB 142 (3) Excludes $51 million ($32 million after-tax) of one-time in-process research and development charges (4) Based on weighted average outstanding diluted shares (5) 6 months 2002 diluted EPS calculated as sum of Q1 '02 and Q2 '02 (6) CY '01 diluted EPS calculated as sum of all 4 quarters EPS

Pro Forma Operating Cash Flow $ Millions 6 mo. '02(1) CY '01(1)(2) CY '00(2)(3) Net income $343 $220 $1,094 Depr. & amortization 491 1,022 936 Capital expenditures, net (461) (1,057) (1,272) Other, net 210 666 878 Operating cash flow(4) $583 $851 $1,636 (1) Excludes restructuring, impairment and other charges of $262 million pre-tax ($174 million after-tax) in Q1 '02 and $872 million ($590 million after-tax) in CY '01 (2) Income statement data for 2000 and 2001 is not restated for impact of FASB 142 (3) Excludes $51 million ($32 million after-tax) of one-time in-process research and development charges (4) Before dividends, pension contribution, true-ups, and restructuring related payouts

7469 7683 6790 7250 7804 7778 6648 6909 6100 6600 6600 7100 6535 6944 6229 6380 6688 7322 7322 NI 99/00 284 394 136 269 322 424 148 200 Sales Net Income Historic Earnings Curve $ Millions Note: Data points exclude 2001 & 2002 restructuring, impairment and other charges Q1 '02 Q2 '02 GAAP Reported Q2 '02 Exchange Adjusted Basis

Restructuring Gaining Traction 2001 actions complete(1) Completed workforce reduction of 11,440 positions, closure of 9 facilities and consolidations at 40 other locations Total cash usage: $457 million(2) 2002 actions well underway(3) Target 6,100 headcount reduction 4,550 employees separated to date Expected cash impact: $200 million $120 million through 6 mo. '02(4) (1) Q1 '01 restructuring and impairment charges of $404 million after-tax ($617 million pre-tax) (2) 2001 cash of $343 million, Q1 '02 cash of $106 million and Q2 '02 estimated cash of $8 million for remaining deferred severance payments (3) Q1 '02 restructuring charges of $150 million after-tax ($225 million pre-tax) (4) Excludes $11 million related to the generator product line charge Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply Expect $425 million gross after-tax annual savings by early 2004

1993 Machine Controls (1) Manual Integral Gears Mechanical Air Pumps Electric Air Pumps Euclid (1) Syracuse (1) O'Fallon (1) Alabama (1) Southampton (1) Oshawa (1) Livonia (1) Buffalo (1) 1994 Dunstable U.K. Wiper (1) N.U.M.M.I. Garnish Molding European Non-Automotive Cable European Commodity Wire and Cable Business (1) Axle Plant (3) Prop Shaft Plant (1) Forge Plants (2) Motors/Actuator Plants (3) Light Duty Starter Plant (1) Heavy Duty Starter Plant (1) 1995 Bearing Plant (1) Dayton Plant (1) Magnequench (1) 1996 Anderson Fascia Plant (1) Albany (1) Oshawa (1) Windsor (1) Livonia (1) Flint (1) Ireland (1) Belgium (1) 1997 Trenton (1) Livonia (1) Malaysia (1) Germany (1) Italy (1) 1998 Muncie Plant (1) England (1) Circuit Boards Rochester (1) Brea (1) S. Africa (2) Brazil (1) Lighting (2) Seats (9) Southampton (1) Mulheim, Germany (1) Mexico (1) Argentina (1) Italy (1) 1999 Venezuela (1) Brazil (3) - Jaguariuna - DHB - EPEC Argentina (3) - Buenos Aires - Radiadores Rich. - L'EM China (1) - Hebi Malaysia (1) 2000 Germany (3) - Bottrop - Lebach - Kaiserslautern France (1) - Villeneuve Poland (1) - Tychy Argentina (1) - Bottrop 2001 Brazil (3) - Betim - Piracicaba - NSK do Brasil U.S. (5) - Saginaw, Plt. 2 - Robertsdale - Flip Chip - Fort Defiance - Kent, Washington Venezuela (1) - Components Delfa 9 13 3 8 5 23 9 6 18 Japan (1) - NSK France (1) - Ande UK (1) - Cheltenham Italy (2) - Casoli - Desio China (2) - Tianjin - Xiaoshan Liteflex (1) Spain - Olvega (1) 2002 Germany (2) - Bochum - Wiesbaden UK (1) - Southampton Mexico (1) - Chihuahua III Morocco (1) - Casablanca 5 Fix/Sell/Close Process Gets Results 99 facilities or business lines closed or sold since 1992

Managing 2002 Headwinds 2002E vs. 2001 Net Income variance $ Millions Wages (80) Price (365) Pension (70) Healthcare / OPEB (100) Exchange (15) Working aggressively to minimize impact Attrition of high wage employees Healthcare cost initiatives Managing demographics of retirements Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply

Outlook for Headwinds 2003 and Beyond Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply Pension: Discount rate Neutral to Upside Asset return impact Downside Healthcare / OPEB: Active healthcare Negative Discount rate Upside Years to long-term trend Neutral to Downside Exchange: Peso weakness Positive Euro strength Positive

Pension/OPEB Key Assumptions (1) January 2002 survey of selected Fortune 1000 companies Delphi Survey range(1) Quartile Discount rate Pension 7.25% 6.00 - 7.75% Q2 OPEB 7.50% 6.00 - 7.75% Q3 Pension rate of return 10.0% 7.0 - 10.5% Q4 Early retirement percentage 20% n/a n/a 2002 healthcare trend 9.0% 4.5 - 13.0% Q2 Long-term healthcare trend 5.0% 4.0 - 7.0% Q3 Years to long-term trend 5 yrs. 1 - 10 yrs. Q3 Salary scale 5.0% 3.0 - 6.5% Q2 Overall, Delphi's assumptions balanced as a group Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply

OPEB, Pension and Tax Cash Impacts Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply OPEB: Cash impact 2003 - 2010: average annual increase of $35 - $40 million Cash outlays not expected to exceed OPEB expense until 2015 Pensions: Presume $400 million per year through 2006 when fully funded(1) Taxes: Not expecting to pay taxes until 2004 in all likelihood due to prior years' pension contributions (1) Assumes no material change in 2003 labor contract and meet actuarial assumptions Expect 2002 ratio of benefit-eligible retirees to active employees of 0.12 to 1.0

2002 Year-End Debt & 2003 Cash Flow Outlook Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply ($ Billions) 2002E 12/31/01 Debt: ($3.4) Operating Cash Flow $0.95 - $1.00 Restructuring ($0.3) Pension contribution(1) ($0.4) GM True-up(1) ($0.1) Dividends ($0.2) Treasury stock(2) ($0.02) - ($0.08) Other $0.1 12/31/02 Forecast Debt: ($3.4) (1) Payments made in Q2 2002 (2) Treasury stock repurchase program to maintain approximately 565 million diluted shares Anticipate strong 2003 free cash flow for shareholder-value enhancing activities 2003E + nil ? 0 ? ? 0

Revenue Plan GM revenue Despite recent mix and packaging changes, expect to hold 2003 revenue in $17 billion range(1) Current 2003 GM North America production estimate of 5.4 million units vs. 2002 estimate of 5.5 million units(2) Euro strengthening Non-GM revenue 10%+ CAGR growth expected to more than offset GM decline Expect to benefit from euro strengthening (1) Includes full year impact of generator business line (2) Source: DRI: Production estimates, exclude NUMMI / CAMI units Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply Still expecting year-over-year total revenue growth for 2002 & 2003

Strengthening Delphi's Earnings Power 7469 7683 6790 7250 7804 7778 6648 6909 6100 6600 6600 7100 6535 6944 6229 6380 6688 7322 NI 99/00 284 394 136 269 322 424 148 200 Note: Data points exclude 2001 & 2002 restructuring, impairment and other charges Revenue Growth Cost Reduction Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply Sales Net Income $ Millions

1997 1998 1999 2000 2001 6 mo. 2002 Growing Non-GM Business Non-GM Revenue As % Of Total Revenue

Maintained Investment in Our Future Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply 340 Products & Processes expected to be launched 2002-2005

Expanding Delphi Diesel Common Rail Production Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply 2001 2002E 2003E East 0.3 1 1.5 Systems Deliveries Per Year (millions): Europe diesel market expected to grow from 36% in 2001 to 45% by 2005(1) (1) Source: Salomon Smith Barney - May 2002

First with accurate vehicle passenger weight measurement and airbag suppression system Customers planning new safety leadership campaigns - GM full- size trucks first fully compliant platform Ford Group, DaimlerChrysler, GM, and VW Group driving product line growth Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply Leader in Occupant Sensing Projected revenue over $350 million by 2004 under current regulation timeline

Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply Diversified Mobile MultiMedia Portfolio Largest OEM supplier of Audio Systems - foundation for growth in broad-based Mobile Multi-Media portfolio Rapid SDARS growth expected - 30 models in 2003 GM, DCX and Commercial Truck customers MMM portfolio revenue remains solid - increased focus on entertainment - first to market with RSAV

Focus on New Markets Chart constitutes forward-looking information as to which risk factors identified at commencement of presentation apply